UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): May 26, 2005
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                                GSE Systems, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-26494                                        52-1868008
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  (Commission File Number)                     (IRS Employer Identification No.)

                              9189 Red Branch Road
                               Columbia, MD 21045
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          (Address of principal executive offices, including zip code)

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                                 (410) 772-3500
              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01         Entry into a Material Definitive Agreement.
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         On May 26, 2005, GSE Systems, Inc. (the "Company" or "we" or "us")
issued and sold to Dolphin Direct Equity Partners, L.P. (the "Investor"), for an aggregate price of $2,000,000, a senior subordinated secured convertible note of the Company in the aggregate principal amount of $2,000,000 (the "Note") and a warrant (the "Warrant") to purchase 380,952 shares (the "Warrant Shares") of our common stock, pursuant to a Senior Subordinated Secured Convertible Note and Warrant Purchase Agreement, dated as of May 26, 2005 (the "Agreement"). We refer to this transaction as the "Financing." Our board of directors approved the Financing on May 19, 2005.

         Our common stock is listed on the American Stock Exchange (the "Amex"), and we are therefore subject to the Amex's rules. Under Section 713 of the Amex Company Guide, companies with securities listed on the Amex must obtain stockholder approval before the sale, issuance, or potential issuance of their common stock, or securities convertible into their common stock, in connection with a transaction other than a public offering, equal to 20% or more of their outstanding common stock, for less than the greater of book or market value of their common stock.

         The Note is convertible, in part or in whole, into shares of our common stock based on a conversion price of $1.925. However, the conversion price, and thus the number of shares into which the Note may be converted, is subject to adjustment. Under these adjustment provisions, it is possible that we would be required to issue, upon conversion of the Note (when aggregated with the number of shares of our common stock issued upon exercise of the Warrant), 20% or more of the outstanding shares of our common stock on May 26, 2005 for less than the greater of book or market value of their common stock. Accordingly, under the Amex's rules, we would be required to obtain stockholder approval for any such issuance.

         Under the terms of the Agreement and Note, notwithstanding the adjustment provisions of the Note, the number of shares of our common stock actually issued on conversion of the Note, when aggregated with the number of shares of our common stock actually issued upon exercise of the Warrant, will not exceed 19.99% of the outstanding shares of our common stock on May 26, 2005 (the "Conversion Share Limit"). However, the Note provides that the Conversion Share Limit will terminate upon the effectiveness of the consent to the transaction by stockholders holding a majority of the outstanding shares of our common stock, in compliance with the stockholder approval requirements of the Amex.

         On May 19, 2005, we obtained the written consent (the "Majority Consent") of GP Strategies Corporation ("GP Strategies"), as holder of a majority of the outstanding shares of our common stock. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the effectiveness of the Majority Consent, and the termination of the Conversion Share Limit, will become effective on the day following the twentieth day after an Information Statement on Schedule 14C is mailed to our stockholders. No other approval is necessary or will be sought.

         The following is a summary of the terms of the Financing.


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         The Agreement. On May 26, 2005, pursuant to the Agreement, we issued the Note and the Warrant to the Investor for an aggregate purchase price of $2,000,000, less certain fees we agreed to pay. Of such purchase price, $500,000 was placed in escrow until the termination of the Conversion Share Limit. If the Conversion Share Limit has not been terminated by the 75th day after the closing date, such $500,000 will be paid to the Investor.

         Under the Agreement, we have agreed, among other things, not to, and to cause our subsidiaries not to, while the Note is outstanding, (i) acquire, sell or otherwise transfer any material assets or rights of the Company or a subsidiary, or enter into any contract or agreement relating to the sale of assets, which is not consummated pursuant to an arms length transaction, (ii) enter into any contract, agreement or transaction with any officer, director, stockholder or affiliate of the Company or a subsidiary other than ordinary course transactions that are consistent with past practice and pursuant to arms length terms, (iii) pay or declare any dividend or make any distribution upon, redeem, retire or repurchase or otherwise acquire, any shares of capital stock or other securities of the Company or a subsidiary, other than certain dividends currently owed to ManTech International, or (iv) materially change the Company's or any subsidiary's line of business as currently conducted.

         We have agreed to file, within 30 days of the closing of the Financing, a registration statement covering the resale by the Investor of all shares of common stock issuable pursuant to the Note or the Warrant. We have also agreed to use our best efforts to have such registration statement declared effective by the Securities and Exchange Commission as soon as possible thereafter, but in no event later than 90 days after the closing of the Financing, and to keep the registration statement effective thereafter until all such securities have been sold or can be sold without most restrictions. If we do not meet the deadlines for filing and effectiveness of the registration statement, we will be required to pay Investor 2% of the outstanding principal of the Note for each 30-day period we are late. We have also agreed to provide piggyback registration rights if at any time there is not an effective registration statement covering the resale by the Investor of all shares of common stock issuable pursuant to the Note or the Warrant.

         Note. The Note is in the principal amount of $2,000,000 and matures on March 31, 2009. The Note initially bears interest at the rate of 8% per annum. Interest is payable in arrears on the last day of each calendar quarter and all principal and accrued interest is payable upon maturity. The interest rate will decrease, for each quarter during which the registration statement registering the shares of common stock into which the Note is convertible is in effect, by 2% per annum for each 25% increment over the conversion price then in effect achieved by our stock price.

         The Note is convertible, in part or in whole, into a number of shares of our common stock equal to the principal and interest of the Note being converted divided by an initial conversion price of $1.925. However, if we issue or sell any shares of common stock or securities exercisable or exchangeable for or convertible into common stock (excluding certain shares, including shares issued to the Investor, under certain employee benefit plans or pursuant to outstanding options or convertible securities) for a consideration per share less than the then effective conversion price, then the conversion price will be


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reduced to an amount equal to the consideration per share in such new issuance.
The conversion price will also be appropriately adjusted upon any stock split, stock dividend, recapitalization, combination, or similar transaction. Notwithstanding such adjustment provision, the number of shares of common stock actually issued on conversion of the Note will be limited by the Conversion Share Limit until the effectiveness of the Majority Consent on the day following the twentieth day after an Information Statement on Schedule 14C is mailed to our stockholders. If we fail to issue a certificate for the shares into which the Note has been converted within three days of such conversion, we will be required to pay, for each day we are late, an amount equal to 1% of the product of number of shares to which the Investor is entitled and the closing price of our common stock on the last day we could have delivered such certificate.

         Events of default under the Note include, among other things, and with certain cure periods, the suspension of trading or failure to be listed on one of certain markets, failure to comply with certain agreements with Investor (such as a failure to comply with the conversion provisions of the Note, a failure to have sufficient shares authorized for conversion, and a failure to pay principal or interest or other amount when due), failure to pay material indebtedness, and bankruptcy. Upon and during the continuance of an event of default of the Note, the interest rate will increase to 24%. The holder of the Note may require us to redeem all or any portion of the Note upon an event of default for a price equal to the greater of the amount of the principal and interest of the note to be redeemed or the product of the number of shares of common stock into which such principal and interest is convertible multiplied by the closing trading price of the common stock immediately prior to the event of default.

         The holder of the Note will be entitled to participate in any pro rata issuance or sale of securities to our stockholders to the extent that the holder would have been able to participate if the Note had been converted to common stock in its entirety.

         We are prevented, under the terms of the Note, from engaging in any fundamental transaction (such as a merger, consolidation, or sale of the Company) unless the successor assumes in writing all of the obligations of the Company under the Note and the successor is a publicly traded company with common stock traded on the Amex, Nasdaq, or the New York Stock Exchange.

         The Note ranks senior to all other indebtedness of the Company other than debt connected with our senior credit agreement (or any refinancing thereof) and our obligation to repay GP Strategies for payments made by GP Strategies pursuant to its guaranty of our senior credit agreement debt, to which the Note is expressly junior, and certain capitalized leases and contingent obligations. We are prohibited from any additional indebtedness senior to the Note while the Note is outstanding. The ranking is effectuated by a subordination agreement between our senior lender, the Investor, and us.

         Warrant. The Warrant is exercisable for 380,952 Warrant Shares, and the initial exercise price is $2.22 per Warrant Share. The exercise price of the Warrant must be paid in cash, except that if a registration statement is not available for the resale of Warrant Shares, the holder may make a "cashless exercise" of the Warrant. The Warrant expires on the seventh anniversary of its issuance.



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         If we issue or sell any shares of common stock or securities exercisable or exchangeable for or convertible into common stock (excluding certain shares, including shares issued to the Investor, under certain employee benefit plans or pursuant to outstanding options or convertible securities) for a consideration per share less than the then effective exercise price, then the exercise price will be reduced to an amount equal to the consideration per share in such new issuance, without adjustment to the number of Warrant Shares issuable on exercise. The exercise price and number of Warrant Shares will also be appropriately adjusted upon any dividend or distribution of assets (including any distribution of cash, securities or other property by way of dividend, spin-off, reclassification, or similar transaction) and upon any stock split, recapitalization, combination, or similar transaction. If we fail to issue a certificate for the shares for which the Warrant has been exercised within three days of such conversion, we will required to pay, for each day we are late, an amount equal to 1% of the product of number of shares to which the Investor is entitled and the closing price of our common stock on the last day we could have delivered such certificate.

         The holder of the Warrant will be entitled to participate in any pro rata issuance or sale of securities to our stockholders to the extent that the holder would have been able to participate if the Warrant had been exercised in its entirety.

         We are prevented, under the terms of the Warrant, from engaging in any fundamental transaction (such as a merger, consolidation, or sale of the Company) unless the successor assumes in writing all of the obligations of the Company under the Warrant and the successor is a publicly traded company with common stock traded on the Amex, Nasdaq, or the New York Stock Exchange.

         Security. We have granted the Investor a second priority lien on all of our and our subsidiaries' assets.

Item 3.02         Unregistered Sales of Equity Securities.

         As disclosed above, on May 26, 2005, pursuant to the Agreement, the Company issued the Note and the Warrant to the Investor for an aggregate purchase price of $2,000,000. In connection therewith, the Company paid certain fees and reimbursement of legal expenses totalling $116,500. The Company issued the Note and the Warrant, and will issue the common stock of the Company issuable on conversion or exercise thereof, to the Investor without registration in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering. In claiming such exemption, the Company relied on representations that, among other things, Investor was an accredited investor and was acquiring the Note and the Warrant, and will acquire the common stock of the Company issuable on conversion or exercise thereof, for its own account and not with a view to the resale or distribution thereof.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GSE SYSTEMS, INC.


Date:  May 27, 2005                              John V. Moran
                                                 Chief Executive Officer